UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23382

Sprott Funds Trust
(Exact name of registrant as specified in charter)

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1
(Address of principal executive offices) (Zip code)

John Ciampaglia

200 Bay Street, Suite 2600

 Toronto, Ontario, Canada M5J2J1
(Name and address of agent for service)

(416) 943-8099

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2022

Sprott Gold Equity Fund Investor Class (Nasdaq: SGDLX)

Sprott Gold Equity Fund Institutional Class (Nasdaq: SGDIX)

1 | June 30, 2022

Sprott Gold Equity Fund

Shareholder LetterJune 30, 2022 (Unaudited)

Dear Fellow Shareholders,

We report to you on Sprott Gold Equity Fund’s (the “Fund”) semi-annual fiscal period ended June 30, 2022. For the six-month period, the Fund (investor class: SGDLX) declined 18.24%. This compares to a decline of 15.35% for the PHLX Gold/Silver Sector Total Return Index (XXAU),1 the Fund’s benchmark, over the same period.

The Fund began 2022 with the gold price starting at $1,829 per ounce and finishing the first half at $1,807 per ounce (a decline of 1.20%), with an average price of $1,876 per ounce compared to the 2021 first-half average of $1,806 per ounce (an increase of 3.84%). Precious metals bullion prices led precious metals mining equities prices during the period, rising throughout the first quarter but correcting in a pronounced way in the second quarter on the back of rising interest rates and the stronger U.S. dollar (USD). Further comments about Fund positions, investment activity and our investment outlook follow.

Precious Metals Markets Review

As gold closed out 2021 at $1,829 per ounce, the new year began with old financial and new geopolitical risks building on the prior year. These included inflation’s increasing impact, the Russia-Ukraine crisis, the U.S. Federal Reserve’s (“Fed”) approach towards a more restrictive monetary policy despite slowing economic growth, liquidity constraints and COVID’s continued impact on economic activity. By late January, gold prices eased from the year’s start but found support at $1,790 per ounce before rapidly moving beyond $1,900 when the Russia-Ukraine crisis broke out in late February, touching $2,051 in early March. With the world in shock by Russia’s advance, a negative trend in the broader equity markets developed as bond yields edged higher.

The beginning of the second quarter saw continued interest in precious metals funds, as concern over global inflation grew with trade and supply disruptions and as COVID restrictions slowed global economic activity. Gold fell back below the $1,950 level during late-March and by mid-April, the metal attempted to trade above $1,980. Gold’s upward movement then stalled as inflation-adjusted U.S. Treasury yields turned positive for the first time in a few years and the U.S. dollar reached its strongest level in almost two years, making gold more expensive for foreign buyers. Through the rest of April, precious metals markets were preoccupied with pricing in the likelihood of Fed missteps in delivering a soft landing, which held gold firmly above $1,850 per ounce.

The month of May saw gold prices slide through the $1,850 support level as interest rates rose with the Fed announcing a 50 basis point increase in rates as U.S. 10-year Treasuries peaked at 3.13% during the first week of May. By mid-month, when the yield on the U.S. 10-year Treasury traded well below 3.00%, gold fell to its lowest level in three months. In early June, investors resumed focusing on rising inflationary forces, as oil prices remained firm and the Fed promised to deliver a 75 basis point rate increase mid-month. Gold prices held on to their two-year average price as interest rates for U.S. 10-year Treasuries peaked in mid-June at 3.47%, with the Fed’s 75 basis point rate increase and as the U.S. dollar strengthened toward 20-year highs. By the end of June, gold prices had edged lower, before sliding with commodity markets in July and with continued strength in the U.S. dollar, which markets ascribed as a “risk-off” haven despite its parabolic move upwards. As markets shifted to a more restrained monetary and fiscal policy environment, gold prices finished the first half of the year at $1,807 per ounce.

Silver, which is considered a monetary metal, is also sensitive to manufacturing activity and during the first half, silver showed that sensitivity as global economic conditions slowed. Silver prices began the year at $23.31 per ounce and finished at $20.28 by the end of June, a 13.00% decline for the period.

Precious Metals Equities Activity

Along with broader equity markets, gold mining equities saw a significant drawdown in value during the first half of 2022. The smaller-capitalization miners/developers we prefer had a more difficult six months than the larger gold producers and royalty companies. Markets discounted the impact of labor and energy cost pressures on the miners, along with lower precious metals prices, suggesting the past cycle is over but not yet pricing in a new one in which central banks pivot to become more accommodative.

For precious metals producers, the cost pressures that began to rise during 2021 have only accelerated due to the changing global dynamics similar to what has occurred in other manufacturing industries and services. While precious metals equities corrected with the overall market during the past three months, they remain at attractive valuations. Despite rising operating costs, many miners are generating sound profits while the value of their resource base has improved over the past few years with the gold price. Profit reports, expected in late July and August, will expose some of the cost pressures miners are under which the market has been anticipating as reflected in the sector’s correction. For many miners, even though their balance sheets are in good condition, new opportunities remain limited. Current market values could lead to more M&A (mergers and acquisitions) activity during the second half of the year and provide further support to gold equity valuations.

We think precious metals equities represent good value currently and note that it is not unusual for a summer recovery in the precious metals space, after the type of seasonal sell-off the market witnessed during the past quarter. Current precious metals equity valuations certainly warrant a rally in the next couple of months.

1The PHLX Gold/Silver Sector Total Return Index (XXAU) is a capitalization-weighted index composed of companies involved in the gold or silver mining industry.

2 | June 30, 2022

Sprott Gold Equity Fund

Shareholder LetterJune 30, 2022 (Unaudited)

Fund Positioning & Activity

As of June 30, 2022, the Fund’s largest position was 64,578 ounces of physical gold, which is audited regularly and vaulted in a secure location outside of the financial system. The gold bullion position represented 14.25% of the Fund’s net asset value as of June 30, 2022, down from 70,660 ounces at the end of 2021. While some profit taking was realized from this sale, physical gold remains an important investment. The Fund’s exposure to physical gold to some extent offsets and reduces the more volatile moves in gold and silver mining equities.

Precious metals equities account for the remainder of the Fund’s holdings and while the gold and silver price greatly influence them, each company has its own unique value profile. Approximately 74.84% of the equity investments are in gold mining stocks (companies that generate a large majority of revenue from gold production), while approximately 8.34% is invested in silver mining stocks (companies that emphasize silver production). The remaining investments are in cash and the bullion position. The Fund continues to prefer exposure to small- and mid-capitalization precious metals mining stocks; we view these companies as more appealing because we believe their valuations may offer greater long-term appreciation potential than larger precious metals producers, which tend to be overweighted within the sector’s indices.

During the first half of the year, positions were initiated in Evolution Mining, OceanaGold, Sandstorm Gold, Victoria Gold and Westgold Resources. Evolution Mining’s valuation became compelling as the market over-discounted its growth potential from its recently acquired Canadian assets and the recently acquired 100% interest in the Ernest Henry copper-gold mine. OceanaGold is undergoing a turnaround with new management at its Haile gold mine and as the Didipio gold and copper mine comes back online. Sandstorm has restructured its asset portfolio and added a larger royalty package, which should align its valuation closer to other royalty and streaming companies. Victoria Gold and Westgold have been undervalued by the market for their location and growth potential, making both stocks attractive. Positions in Agnico Eagle Mines, Osisko Development, Equinox Gold, SSR Mining and Pan American Silver were added to during the first half of the year as those stocks offered attractive valuations. The acquisitions of Corvus Gold and Pretium Resources, which were first proposed during 2021, closed early in the year to the benefit of the Fund. The Hochschild Mining position was sold while weightings in Gold Fields, Newcrest Mining, Torex Gold Resources and Wheaton Precious Metals were reduced to provide liquidity.

Top 10 Positions[1] (% of Net Assets)		Asset Allocation[1] (% of Net Assets)
Gold Bullion	14.25
MAG Silver Corp.	4.72
Osisko Mining Inc.	4.46
Agnico Eagle Mines Limited	4.09
Newmont Corporation	3.73
i-80 Gold Corp.	3.50
Wesdome Gold Mines Ltd.	3.29
Endeavour Mining Corp	3.28
Alamos Gold Inc.	3.26
SilverCrest Metals Inc.	3.03
Top 10 Total	47.61

Holdings may vary, and this list is not a recommendation to buy or sell any security.

Portfolio Details and Diagnostics		5-Year Risk Measures & Statistics
Total Number of Holdings	56	Volatility (Standard Deviation)	29.43
Weighted Median Market Cap	$1.3 Billion	Sharpe Ratio	0.02
Weighted Avg. Market Cap	$5.2 Billion	Alpha vs. PHLX Gold/Silver Sector Total Return Index (XXAU)	-0.41
Turnover Ratio	14.09%	Beta vs. PHLX Gold/Silver Sector Total Return Index (XXAU)	0.82

Source: FactSet.

1Net assets exclude cash equivalents, other assets & receivables.

3 | June 30, 2022

Sprott Gold Equity Fund

Shareholder LetterJune 30, 2022 (Unaudited)

Investment Outlook

Despite recent Fed interest rate hikes, negative real interest rates persist. The current 3.00% nominal yield on 10-year U.S. Treasuries equates to an inflation-adjusted return of negative 6%, with the CPI (consumer price index) running at 9%. Looked at another way, to reach a 2% real yield on 10-year U.S. Treasuries requires an 800 basis point yield increase (an 11% nominal yield) in order to compensate investors for the inflationary (9%) erosion of principal. In the late 1970s, “the 10-year T-bond rate increased from 6.5% to 10.5% over three years. But it did not stop rising inflation… which was running at 13%” [Source: Fred Kalkstein, Janney Montgomery Scott “Graphs and Comments” 6/26/2022.] In our opinion, interest rates must rise much further for longer if the Fed is to succeed in quelling inflation.

The road to 9%+ inflation began more than 10 years ago with the birth of quantitative easing (QE). Supply-side shocks were near-term catalysts for inflation to blossom into an obvious problem. Recession-induced declines in raw material prices, labor force weakness and easing of supply chain bottlenecks are not monetary inputs. They will address inflationary symptoms but not the disease. The consensus for price stability is too fragile, in our opinion, to survive the arduous path necessary for its restoration. Taming inflation will likely require prolonged austerity for which there is little stomach politically. Unwinding the residue of systemic risk from QE and manipulated interest rates will be no small task. Yet the restoration of price stability would require a substantial liquidation of 10 years of misallocated capital and associated imprudent leverage fostered by these policies. Falling short of this goal would equal papering over past mistakes and constitute a booster shot in the arm for inflation.

Gold is not an inflation hedge. Instead, we believe gold offers a defense against the systemic risks that abound today, including the potential for sudden asset deflation. If there is an effective and honest restoration of price stability, we think equity markets will still be overvalued and vulnerable. A return to sound money should expose the trillion-dollar residue of zombie capital structures that owed their existence to the multi-year underpricing of credit risk. We believe the time frame for such a transformation must be measured in years and will likely require substantial political consensus. If the Fed is to abandon the practice of inflating financial assets, which would represent a secular shift in direction, substantial deflation lies ahead from which the purchasing power of gold is expected to rise in real terms. If there is a return to business as usual, i.e., papering over policy mistakes, we believe that the gold price has the potential to rise to all-time highs in nominal terms.

With best wishes,

John C. Hathaway Senior Portfolio Manager	Douglas B. Groh Senior Portfolio Manager

July 21, 2022

4 | June 30, 2022

Sprott Gold Equity Fund

Performance OverviewJune 30, 2022 (Unaudited)

Growth of $10,000 (as of June 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Performance of the Benchmark Indexes

Sprott Gold Equity Fund (Investor Class)
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 6/30/2012. On January 21, 2020, the Sprott Gold Equity Fund assumed the net asset value and performance history of the Tocqueville Gold Fund (the “Predecessor Fund”). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2.00% redemption fee on shares held 90 days or less. Investors may obtain performance data current to the most recent month-end by calling toll free at 1.888.622.1813 or visiting Sprott.com.

In 2019 and 2020 the performance of the Sprott Gold Equity Fund (Investor Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Total Return Index (XXAU) is an unmanaged capitalization-weighted index which only includes companies in the gold and silver mining industry. Returns include the reinvestment of all dividends. This Index does not incur fees and expenses. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

Total expense ratio for Investor Class (per the Fund’s current prospectus dated April 29, 2022) was 1.41%.

AVERAGE ANNUAL RATE OF RETURN
FOR PERIODS ENDED JUNE 30, 2022

	1 Year	3 Year	5 Year	10 Year
Sprott Gold Equity Fund (Investor Class)	-20.67%	2.91%	1.74%	-4.21%
PHLX Gold/Silver Sector Total Return Index (XXAU)	-19.82%	11.18%	7.77%	-2.33%
Standard & Poor’s 500 Total Return Index	-10.62%	10.60%	11.31%	12.96%

The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

5 | June 30, 2022

Sprott Gold Equity Fund

Performance OverviewJune 30, 2022 (Unaudited)

Growth of $1,000,000 (as of June 30, 2022)

Comparison of Change in Value of $1,000,000 Investment in the Fund and the Performance of the Benchmark Indexes

Sprott Gold Equity Fund (Institutional Class)
(Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 4/8/2019 (commencement of operations for Institutional Class). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2.00% redemption fee on shares held 90 days or less. Investors may obtain performance data current to the most recent month-end by calling toll free at 1.888.622.1813 or visiting Sprott.com.

In 2019 and 2020 the performance of the Sprott Gold Equity Fund (Institutional Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Total Return Index (XXAU) is an unmanaged capitalization-weighted index which only includes companies in the gold and silver mining industry. Returns include the reinvestment of all dividends. This Index does not incur fees and expenses. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

Total expense ratio for Institutional Class (per the Fund’s current prospectus dated April 29, 2022) was 1.12%.

AVERAGE ANNUAL RATE OF RETURN
FOR PERIODS ENDED June 30, 2022

	1 Year	3 Year	Since Inception (April 8, 2019)
Sprott Gold Equity Fund (Institutional Class)	-20.44%	3.17%	6.32%
PHLX Gold/Silver Sector Total Return Index (XXAU)	-19.82%	11.18%	13.12%
Standard & Poor’s 500 Total Return Index	-10.62%	10.60%	10.51%

The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemption of shares.

6 | June 30, 2022

Sprott Gold Equity Fund

Expense ExampleJune 30, 2022 (Unaudited)

As a shareholder of the Sprott Gold Equity Fund (the “Fund”), you incur two types of costs: transaction costs, including redemption fees and exchange fees, as applicable; and ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (Jan 1, 2022 - June 30, 2022).

Actual Expenses: The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including redemption fees and exchange fees, as applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value Jan. 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period* Jan. 1, 2022 - June 30, 2022
Sprott Gold Equity Fund (Investor Class)
Actual	$1,000	$ 817.60	$6.31
Hypothetical (5% returns before expenses)	$1,000	$1,017.85	$7.00

*The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.40%) multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

	Beginning Account Value Jan. 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period* Jan. 1, 2022 - June 30, 2022
Sprott Gold Equity Fund (Institutional Class)
Actual	$1,000	$ 818.80	$5.01
Hypothetical (5% returns before expenses)	$1,000	$1,019.29	$5.56

*The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.11%) multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

7 | June 30, 2022

Sprott Gold Equity Fund

Schedule of InvestmentsAs of June 30, 2022 (Unaudited)

	Shares	Value
Common Stocks (82.87%)
Gold Related Securities (73.72%)
Australia (10.14%)
Bellevue Gold Ltd.(a)	10,523,000	$4,648,642
Evolution Mining Ltd.	10,000,000	16,427,955
Newcrest Mining Ltd.	247,475	3,568,423
Northern Star Resources Ltd.	2,714,500	12,816,000
Perseus Mining Ltd.	19,500,000	21,333,908
West African Resources Ltd.(a)	24,900,000	20,796,549
Westgold Resources Ltd.(a)	5,861,905	4,794,725
		84,386,202
Canada (52.96%)
Agnico Eagle Mines Ltd.	732,102	33,511,070
Alamos Gold, Inc. - Class A	3,799,600	26,673,192
Baru Gold Corp.(a)(b)(c)	13,290,993	413,020
Equinox Gold Corp.(a)	3,655,595	16,301,364
Falco Resources Ltd.(a)(b)	23,722,300	4,238,758
Gold Standard Ventures Corp.(a)(c)	3,000,000	955,562
I-80 Gold Corp.(a)(b)(c)	15,915,264	28,685,063
International Tower Hill Mines Ltd.(a)(b)	6,750,222	3,442,613
International Tower Hill Mines Ltd.(a)(b)(d)	1,369,738	712,962
International Tower Hill Mines Ltd.(a)(b)(d)(e)	18,664,631	9,715,120
Jaguar Mining, Inc.(b)	5,736,559	12,656,796
Kinross Gold Corp.	5,489,967	19,654,082
Maverix Metals, Inc.	615,000	2,675,250
Maverix Metals, Inc.(c)(d)	3,087,500	13,384,284
New Gold, Inc.(a)	14,633,100	15,657,417
Novagold Resources, Inc.(a)	2,030,800	9,768,148
NuLegacy Gold Corp.(a)(b)	37,852,485	1,764,410
OceanaGold Corp.(a)	11,000,000	21,107,831
Osisko Development Corp.(a)(f) (Originally acquired 02/28/22, Cost $5,266,272)	500,000	2,404,444
Osisko Development Corp.(a)(c)(d)	444,466	2,137,387
Osisko Gold Royalties Ltd.	2,304,467	23,238,022
Osisko Mining, Inc.(a)(b)	15,384,239	36,572,228
Pan American Silver Corp.	988,445	19,442,713
Sandstorm Gold Ltd.	2,000,000	11,900,000
Seabridge Gold, Inc.(a)	900,000	11,187,000
Silvercrest Metals, Inc.(a)(b)	4,056,600	24,802,239
SSR Mining, Inc.	1,297,300	21,668,699
Strategic Metals Ltd.(a)(b)	9,886,500	1,996,962
Torex Gold Resources, Inc.(a)	2,233,900	17,250,595
Trifecta Gold Ltd.(a)	2,325,199	90,320
Victoria Gold Corp.(a)(b)	2,514,600	19,515,890
Wesdome Gold Mines Ltd.(a)	3,115,200	26,984,525
		440,507,966
South Africa (2.95%)
Gold Fields Ltd. - ADR(c)	2,481,000	22,626,720
Gold Fields Ltd.(d)	200,000	1,880,907
		24,507,627

	Shares	Value
United Kingdom (3.23%)
Endeavour Mining PLC	1,297,500	$26,843,081

United States (4.44%)
Contango ORE, Inc.(a)	263,200	6,316,800
Electrum Ltd.(a)(f) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	42,546
Newmont Corp.	511,990	30,550,443
		36,909,789
Total Gold Related Securities		613,154,665

Other Precious Metals Related Securities - 8.21%
Canada (5.03%)
Bear Creek Mining Corp.(a)	4,079,000	2,535,115
MAG Silver Corp.(a)(b)(c)	1,742,835	21,210,302
MAG Silver Corp.(a)(b)(d)(e)	1,432,665	17,485,369
Nickel Creek Platinum Corp.(a)(b)(c)	14,037,494	654,327
		41,885,113
South Africa (2.70%)
Sibanye Stillwater Ltd. - ADR	2,250,000	22,432,500

United States (0.48%)
Gatos Silver, Inc.(a)(c)	906,416	2,601,413
Silver Opportunity Partners Corp.(a)(f) (Originally acquired 03/15/11, Cost $4,525,333)	243,690	1,413,404
		4,014,817
Total Other Precious Metals Related Securities		68,332,430

Other Securities (0.94%)
United States (0.94%)
Aclara Resources, Inc.(a)	524,621	163,027
Gold Bullion International LLC(a)(b)(f) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	6,900,000
I-Pulse, Inc.(a)(f) (Originally acquired 10/09/07, Cost $126,097)	74,532	596,256
Ivanhoe Electric, Inc.(a)	20,988	182,595
Total Other Securities		7,841,878
Total Common Stocks (Cost $898,587,735)		689,328,973

8 | June 30, 2022

Sprott Gold Equity Fund

Schedule of InvestmentsAs of June 30, 2022 (Unaudited)

	Shares	Value
Private Fund (1.56%)
Gold Related Security (1.56%)
Tocqueville Bullion Reserve LP - Class G(a)(b)	7,619	$12,972,620
Total Private Fund (Cost $13,795,735)		12,972,620

Gold Bullion (14.03%)
United States (14.03%)
Gold Bullion(a)	64,578	116,709,810
Total Gold Bullion (Cost $26,526,233)		116,709,810

Warrants (0.03%)
Gold Related Securities (0.03%)
Canada (0.03%)
Falco Resources Ltd.
Expiration: 07/31/2025, Exercise Price: CAD $0.55(a)(b)(d)(e)(f) (Originally acquired 09/07/21, Cost $0)	3,750,000	50,109
I-80 Gold Corp.
Expiration: 09/18/2022, Exercise Price: CAD $3.64(a)(b)(f) (Originally acquired 03/02/21, Cost $0)	1,330,000	1,653
NuLegacy Gold Corp.
Expiration: 10/08/2022, Exercise Price: CAD $0.12(a)(b)(e)(f) (Originally acquired 10/07/19, Cost $0)	4,648,198	–
Osisko Development Corp.
Expiration: 12/01/2023, Exercise Price: CAD $30.00(a)(d)(f)	222,233	52,226
Osisko Development Corp.
Expiration: 03/02/2027, Exercise Price: CAD $7.60(a)(d)(f) (Originally acquired 02/28/2022, Cost $0)	500,000	150,171
Total Gold Related Securities		254,159
Other Precious Metals Related Securities (0.00%)
Canada (0.00%)
Nickel Creek Platinum Ltd.
Expiration: 08/08/2022, Exercise Price: CAD $0.35(a)(b)(e)(f) (Originally acquired 08/04/17, Cost $0)	6,189,601	–
Nickel Creek Platinum Ltd.
Expiration: 07/01/2024, Exercise Price: CAD $0.08(a)(b)(e)(f) (Originally acquired 07/01/19 Cost $0)	1,658,293	8,503
Total Other Precious Metals Related Securities		8,503
Total Warrants (Cost $0)		262,662

	Shares	Value
Short-Term Investments (5.44%)
Money Market Fund (2.46%)
Invesco Treasury Portfolio
Institutional Class, 1.35%(g)	20,413,383	$20,413,383

Investments Purchased with Proceeds from Securities Lending (2.98%)
Mount Vernon Liquid Assets, 1.64%	24,814,593	24,814,593
Total Short-Term Investments (Cost $45,227,976)		45,227,976

Total Investments (Cost $984,137,679) (103.93%)		864,502,041
Liabilities in Excess of Other Assets ((3.93)%)		(32,724,509)

Total Net Assets - 100.00%		$831,777,532

(a)Non-income producing security.

(b)Affiliated company. See Note 7.

(c)This security or a partial position of this security was on loan at June 30, 2022. The total market value of securities on loan at June 30, 2022 was $22,993,078. The loaned securities were secured with cash collateral of $24,814,593. The cash collateral received consist of common stocks and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices. See Note 11.

(d)Denotes an issue that is traded on a foreign exchange when a company is listed more than once.

(e)Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of June 30, 2022 was $27,259,101, which represented 3.28% of net assets.

(f)Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 2 or 3 security. See Note 2. The aggregate value of fair valued securities as of June 30, 2022 was $11,619,312, which represented 1.40% of net assets.

(g)Variable rate security. Rate listed is the 7-day effective yield as of June 30, 2022.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

9 | June 30, 2022

Sprott Gold Equity Fund

Schedule of InvestmentsJune 30, 2022 (Unaudited)

Percent of Total Investments

Allocation of Portfolio Holdings

As of June 30, 2022

Gold Related Common Stocks 70.93%
Gold Bullion 13.50%
Other Precious Metals Related Warrant 0.00%*
Gold Related Warrants 0.03%
Short-Term Investment 5.23%
Other Common Stocks 0.91%
Private Fund 1.50%
Other Precious Metals Related Common Stocks 7.90%

*Category is less than 0.01% of total investments.

10 | June 30, 2022

Sprott Gold Equity Fund

Statements of Assets & LiabilitiesJune 30, 2022 (Unaudited)

See Notes to Financial Statements.

Sprott Gold Equity Fund
ASSETS:
Investments, at value
Unaffiliated issuers (cost $670,247,759)	$660,703,097
Affiliated issuers (cost $313,889,920)	203,798,944
Foreign currency, at value (cost $87)	79
Receivable for Fund shares sold	746,369
Securities lending income receivable	17,391
Dividends, interest and other receivables	589,393
Other assets	84,772
Total Assets	865,940,045
LIABILITIES:
Payable for investments purchased	7,644,963
Payable for Fund shares redeemed	505,563
Payable to Adviser (see Note 3)	684,138
Payable for collateral upon return of securities loaned (see Note 11)	24,814,593
Payable to Administrator	107,157
Accrued distribution fee	110,206
Accrued expenses and other liabilities	295,893
Total Liabilities	34,162,513
NET ASSETS	$831,777,532

NET ASSETS CONSIST OF:
Paid-in capital	$1,124,360,331
Total distributable earnings	(292,582,799)
NET ASSETS	$831,777,532

INVESTOR CLASS
Net assets	$596,532,915
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	15,094,822
Net asset value, offering and redemption price per share	$39.52

INSTITUTIONAL CLASS
Net assets	$235,244,617
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	5,898,748
Net asset value, offering and redemption price per share	$39.88

11 | June 30, 2022

See Notes to Financial Statements.

Sprott Gold Equity Fund

Statements of OperationsFor the Period Ended June 30, 2022 (Unaudited)

Sprott Gold Equity Fund
INVESTMENT INCOME:
Dividends(1)
Unaffiliated issuers	$4,083,769
Affiliated issuers	306,568
Interest	49,749
Income from securities lending (See Note 11)	306,475
Total income	4,746,561

EXPENSES:
Investment adviser fee (See Note 3)	4,471,721
Distribution (12b-1) fees - Investor Class Only (See Note 3)	939,091
Administration fees (See Note 3)	709,560
Transfer agent and shareholder services fees - Investor Class	214,321
Legal fees	94,505
Custody fees	93,916
Fund accounting fees	85,695
Other expenses	64,354
Printing and mailing expense	36,652
Blue Sky fees	31,595
Trustee fees and expenses	26,094
Audit fees	24,797
Transfer agent and shareholder services fees - Institutional Class	22,202
Miscellaneous expense	17,414
Insurance expense	5,368
Registration fees	1,714
Net expenses	6,838,999
Net investment INCOME (LOSS)	(2,092,438)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments
Unaffiliated issuers	20,341,015
Affiliated issuers	49,969,497
Foreign currency translation	(690,526)
69,619,986
Net change in unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	(119,097,677)
Affiliated issuers	(130,614,998)
Foreign currency translation	(5,145,862)
(254,858,537)
Net unrealized and realized gain (loss) on investments and foreign currency	(185,238,551)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(187,330,989)

(1)Net of foreign taxes withheld of $659,405

12 | June 30, 2022

Sprott Gold Equity Fund

Statements of Changes in Net AssetsJune 30, 2022 (Unaudited)

See Notes to Financial Statements.

	Sprott Gold Equity Fund(1)
	For the Period Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS:
Net investment income (loss)	$(2,092,438)	$(1,129,990)
Net realized gain (loss) on sale of investments and foreign currency	69,619,986	49,272,067
Net change in unrealized appreciation (depreciation)	(254,858,537)	(192,352,548)
Net increase (decrease) in net assets resulting from operations	(187,330,989)	(144,210,471)

FUND SHARE TRANSACTIONS:
Shares sold - Investor Class	57,161,105	100,157,064
Shares sold - Institutional Class	42,057,676	85,685,729
Shares redeemed - Investor Class(2)	(74,490,768)	(201,889,022)
Shares redeemed - Institutional Class(2)	(25,514,968)	(46,296,825)
Net increase (decrease)	(786,955)	(62,343,054)
Net increase (decrease) in net assets	(188,117,944)	(206,553,525)

NET ASSETS:
Beginning of period	1,019,895,476	1,226,449,001
End of period	$831,777,532	$1,019,895,476

(1)The Fund was reorganized on January 17, 2020 and became a series within the Sprott Funds Trust thereafter.

(2)Net of redemption fees of $96,299 and $171,177, respectively.

Sprott Gold Equity Fund (Investor Class)

Financial HighlightsFor a Share Outstanding Throughout the Period

13 | June 30, 2022

See Notes to Financial Statements.

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	For the Period Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021	For the Period November 1, 2020 to December 31, 2020		Years Ended October 31,
						2020	2019	2018	2017
NET ASSET VALUE, BEGINNING OF PERIOD	$48.34		$54.81	$53.75		$38.74	$29.01	$35.64	$39.32

OPERATIONS:
Net investment income (loss)(1)(2)	(0.12)		(0.09)	(0.05)		(0.42)	(0.43)	(0.38)	(0.39)
Net realized and unrealized gain (loss)	(8.70)		(6.38)	1.11		15.43	10.16	(6.25)	(3.29)
Total from investment operations*	(8.82)		(6.47)	1.06		15.01	9.73	(6.63)	(3.68)

Change in net asset value for the period	(8.82)		(6.47)	1.06		15.01	9.73	(6.63)	(3.68)
Net asset value, end of period	$39.52		$48.34	$54.81		$53.75	$38.74	$29.01	$35.64
*Includes redemption fees per share of	0.01		0.01	0.00	(3)	0.01	0.02	0.00 (3)	0.01
TOTAL RETURN	(18.26)%	(4)(5)	(11.80)% (5)	2.04%	(4)	38.71%	33.54%	(18.60)%	(9.36)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)	$596,533		$748,684	$964,071		$965,963	$998,076	$859,394	$1,153,287

Ratio of expenses to average net assets:
Expense	1.40%	(6)	1.40%	1.37%	(6)	1.39%	1.47%	1.42%	1.38%
Net investment income (loss)	(0.48)%	(6)	(0.18)%	(0.57)%	(6)	(0.93)%	(0.94)%	(0.88)%	(0.95)%
Portfolio turnover rate	14%	(4)	15%	1%	(4)	34%	12%	9%	14%

(1)Net investment loss per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences for the years ended 2019, 2018 and 2017.

(2)Net investment loss per share is calculated using the average shares outstanding method for the period ended June 30, 2022, the year ended December 31, 2021, the period ended December 31, 2020 and the year ended October 31, 2020.

(3)Represents less than $0.01.

(4)Not annualized.

(5)Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(6)Annualized.

Sprott Gold Equity Fund (Institutional Class)

Financial HighlightsFor a Share Outstanding Throughout the Period

14 | June 30, 2022

See Notes to Financial Statements.

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	For the Period Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021	For the Period November 1, 2020 to December 31, 2020		Year Ended October 31, 2020	April 8, 2019(1) through October 31, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$48.71		$55.08	$53.98		$38.81	$32.73

OPERATIONS:
Net investment income (loss)(2)(3)	(0.05)		0.06	(0.03)		(0.30)	(0.10)
Net realized and unrealized gain (loss)	(8.78)		(6.43)	1.13		15.47	6.18
Total from investment operations*	(8.83)		(6.37)	1.10		15.17	6.08

Change in net asset value for the period	(8.83)		(6.37)	1.10		15.17	6.08
Net asset value, end of period	$39.88		$48.71	$55.08		$53.98	$38.81
*Includes redemption fees per share of	0.00	(4)	0.00 (4)	0.00	(4)	0.02	—
TOTAL RETURN	(18.14)%	(5)(6)	(11.57)% (6)	1.97%	(5)	39.05%	18.58%	(5)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)	$235,245		$271,212	$262,378		$248,686	$39,732

Ratio of expenses to average net assets:
Expense	1.11%	(7)	1.11%	1.09%	(7)	1.11%	1.28%	(7)
Net investment income (loss)	(0.19)%	(7)	0.13%	(0.29)%	(7)	(0.63)%	(0.93)%	(7)
Portfolio turnover rate	14%	(5)	15%	1%	(5)	34%	12%	(5)

(1)Institutional Class shares commenced operation on April 8, 2019.

(2)Net investment loss per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences for the period ended October 31, 2019.

(3)Net investment income (loss) per share is calculated using the average shares outstanding method for the period ended June 30, 2022, the year ended December 31, 2021, the period ended December 31, 2020 and the year ended October 31, 2020.

(4)Represents less than $0.01.

(5)Not annualized.

(6)Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(7)Annualized.

15 | June 30, 2022

Sprott Gold Equity Fund

Notes to Financial Statements (Unaudited)June 30, 2022

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of June 30, 2022, the Trust consisted of five separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Equity Fund (the “Fund”). The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies located throughout the world, in both developed and emerging markets that are primarily engaged in mining or processing gold. The Fund offers two classes of shares, Investor Class and Institutional Class. The two classes represent interests in the same portfolio of investments and have the same rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 and Accounting Standards Update 2013-08.

A. Portfolio Valuation

The Fund’s net asset value (“NAV”) is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Investments in open-end mutual funds such as money market funds are valued at the closing NAV.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Restricted and Illiquid Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

16 | June 30, 2022

Sprott Gold Equity Fund

Notes to Financial Statements (Unaudited)June 30, 2022

C. Fair Value Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued using the latest available price on the valuation day, the security is classified as Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Board. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Board and will be classified as Level 3 securities. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

17 | June 30, 2022

Sprott Gold Equity Fund

Notes to Financial Statements (Unaudited)June 30, 2022

The following is a summary of the inputs used to value the Fund’s investments at June 30, 2022.

Sprott Gold Equity Fund(1)

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$610,707,675	$2,404,444	$42,546	$613,154,665
Other Precious Metals Related	66,919,026	—	1,413,404	68,332,430
Other	345,622	—	7,496,256	7,841,878
Total Common Stocks	677,972,323	2,404,444	8,952,206	689,328,973
Private Fund(2)(3)	—	—	—	12,972,620
Gold Bullion	116,709,810	—	—	116,709,810
Warrants	—	262,662	—	262,662
Short-Term Investments	45,227,976	—	—	45,227,976
Total Assets	$839,910,109	$2,667,106	$8,952,206	$864,502,041

(1)For a detailed sector breakdown, please see the accompanying Schedules of Investments.

(2)Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

(3)As of June 30, 2022, the Fund invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

Sprott Gold Equity Fund
Beginning Balance - December 31, 2021	$8,967,947
Purchases	—
Sales	—
Realized gains (losses)	—
Change in unrealized appreciation (depreciation)	166,856
Transfers in/(out) of Level 3	(182,595)
Ending Balance - June 30, 2022	$8,952,206

As of June 30, 2022 the change in unrealized appreciation (depreciation) on positions still held for securities that were considered Level 3 was $0.

18 | June 30, 2022

Sprott Gold Equity Fund

Notes to Financial Statements (Unaudited)June 30, 2022

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of June 30, 2022.

Fund	Type of Security	Industry	Fair Value at 6/30/2022	Valuation Techniques	Unobservable Inputs	Range
Sprott Gold Equity Fund	Common Stock	Gold Related	$ 42,546	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$0.02
		Other Precious Metals Related	$1,413,404	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$5.80
		Other	$7,496,256	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$1.38 - $8.00

The significant unobservable inputs used in the fair value measurement of the Fund’s common stocks are the most recent financing prices of the portfolio company, which approximate the company’s value in the market place. The significant unobservable inputs used for the private fund is the latest price change of an Adviser deemed comparable proxy investment.

Significant changes in a company’s ability to receive financing for new projects in the future would be an indication of the company’s financial position and market value. Significant changes in the latest price change of the comparable proxy investment or a change in the adviser deemed comparable proxy investment could impact the value of the security.

The Trust’s valuation procedures have been adopted by the Board, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Board including the Independent Trustees.

Portfolio management and the trading department monitor fair valued positions for new financing or corporate actions that could lead to a change in valuation.

D. Gold and Precious Metals Mining Industry Risk

The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and precious metals mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

E. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Emerging market countries may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging market countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day.

F. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

19 | June 30, 2022

Sprott Gold Equity Fund

Notes to Financial Statements (Unaudited)June 30, 2022

G. Gold and Other Precious Metals Risk

Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

H. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded with a specific identification cost method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

I. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

J. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

K. Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

L. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended December 31, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences:

	Distributable Earnings	Paid in Capital
Sprott Gold Equity Fund	$(1,776,370)	$1,776,370

The permanent differences primarily relate to net operating losses.

As of December 31, 2021, the components of accumulated losses for income tax purposes were as follows:

Tax cost of Investments		$930,254,248
Unrealized appreciation		313,457,607
Unrealized depreciation		(191,781,109)
Net unrealized appreciation (depreciation)		121,676,498
Undistributed operating income		—
Undistributed long-term gains		—
Distributable earnings		—
Other accumulated gain (loss)		(226,928,308)
Total accumulated gain (loss)		$(105,251,810)

For the fiscal period ended December 31, 2021 the Sprott Gold Equity Fund had late year losses of $117,234.

20 | June 30, 2022

Sprott Gold Equity Fund

Notes to Financial Statements (Unaudited)June 30, 2022

At December 31, 2021 the Fund had tax basis capital losses which may be carried forward to offset future capital gains as shown below:

	Capital Losses Expiring Indefinite Short-Term	Capital Losses Expiring Indefinite Long Term
Sprott Gold Equity Fund	$(12,366,165)	$(214,446,236)

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

M. Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of June 30, 2022 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Sprott Asset Management L.P. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser receives fees from the Fund, calculated daily and payable monthly, at an annual fee rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Prior to the Reorganization, the Adviser of the Predecessor Fund received the same tiered fee structure.

The Adviser, on behalf of the Fund, has entered into a Sub-Advisory Agreement with Sprott Asset Management USA Inc. (the “Sub-Adviser”), an affiliate of the Adviser. The Sub-Adviser does not receive a separate sub-advisory fee under the Sub-Advisory Agreement.

Pursuant to an Administrative Services Agreement, the Fund pays the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of the Fund; 0.13% on the next $600 million of the average daily net assets of the Fund; and 0.12% on all the average daily net assets of the Fund over $1 billion.

The Adviser has entered into a sub-administration agreement with U.S. Bank Global Fund Services (the “Sub-Administrator”), under which the Adviser pays the Sub-Administrator a fee based on the assets of the Fund. The fee payable to the Sub-Administrator by the Adviser is calculated daily and payable monthly, at an annual rate of: (i) 0.05% on the first $400 million of the average daily net assets; (ii) 0.03% on the next $600 million of the average daily net assets; and (iii) 0.02% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for the Fund of $60,000. For the period ended June 30, 2022 the Adviser has made payments of $201,314 to the Sub-Administrator for services provided under a sub-administration agreement for the Fund.

Sprott Global Resource Investments Ltd. (the “Distributor”), an affiliate of the Adviser, acts as distributor for shares of the Fund. The Investor Class adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the plan, the Investor Class pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

21 | June 30, 2022

Sprott Gold Equity Fund

Notes to Financial Statements (Unaudited)June 30, 2022

4. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the Fund was as follows:

Sprott Gold Equity Fund (Investor Class)	For the Period Ended June 30, 2022	For the Year Ended December 31, 2021
Shares sold	1,132,009	1,975,477
Shares redeemed	(1,524,392)	(4,077,537)
Net increase (decrease)	(392,383)	(2,102,060)

Sprott Gold Equity Fund (Institutional Class)	For the Period Ended June 30, 2022	For the Year Ended December 31, 2021
Shares sold	840,422	1,731,006
Shares redeemed	(509,230)	(927,137)
Net increase (decrease)	331,192	803,869

5. FUND SHARE TRANSACTIONS

The Fund currently offers two classes of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer for the Fund. This fee is retained by the Fund and is credited to paid in capital. For a more detailed description of when the redemption fee does not apply, please see the Fund’s Prospectus.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended June 30, 2022 are summarized below.

Sprott Gold Equity Fund
Purchases:	$ 152,531,290
Sales:	137,056,580

7. Transactions with Affiliates*

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from January 1, 2022 through June 30, 2022. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	January 1, 2022		Additions		Reductions		June 30, 2022					Change in Gross Unrealized Appreciation/ (Depreciation)	June 30, 2022
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost

Sprott Gold Equity Fund
Baru Gold Corp.	13,290,993	$22,795,998	—	$—	—	$—	13,290,993	$—	$—	$—	$—	$(637,693)	$413,020	$22,795,998
Baru Gold Corp. Warrant	3,321,250	—	—	—	(3,321,250)	—	—	—	—	—	—	—	—	—
Corvus Gold Inc.(a)	3,226,901	2,212,904	—	—	(3,226,901)	(2,212,904)	—	—	—	—	8,359,491	(8,016,373)	—	—
Corvus Gold Inc.(a)	1,739,130	1,561,600	—	—	(1,739,130)	(1,561,600)	—	—	—	—	4,136,365	(4,047,832)	—	—
Corvus Gold Inc.(a)	6,954,100	8,503,013	—	—	(6,954,100)	(8,503,013)	—	—	—	—	14,280,917	(13,926,907)	—	—
Corvus Gold Inc.(a)	9,500,000	7,163,141	—	—	(9,500,000)	(7,163,141)	—	—	—	—	23,961,999	(23,478,386)	—	—
Falco Resources Ltd.	23,722,300	14,359,879	—	—	—	—	23,722,300	—	—	—	—	(1,199,771)	4,238,758	14,359,879
Falco Resources Ltd. Warrant	3,750,000	—	—	—	—	—	3,750,000	—	—	—	—	(56,022)	50,109	—
Gold Bullion International LLC	5,000,000	$5,000,000	—	$—	—	$—	5,000,000	$—	$—	$—	$—	$—	$6,900,000	$5,000,000
I-80 Gold Corp.	12,915,264	24,346,322	3,000,000	6,307,680	—	—	15,915,264	—	—	—	—	(9,171,822)	28,685,063	30,654,002
I-80 Gold Corp.	3,000,000	6,307,680	—	—	(3,000,000)	(6,307,680)	—	—	—	—	—	(942,409)	—	—

22 | June 30, 2022

Sprott Gold Equity Fund

Notes to Financial Statements (Unaudited)June 30, 2022

	January 1, 2022		Additions		Reductions		June 30, 2022					Change in Gross Unrealized Appreciation/ (Depreciation)	June 30, 2022
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost
I-80 Gold Corp. Warrant	1,330,000	—	—	—	—	—	1,330,000	—	—	—	—	(244,591)	1,653	—
International Tower Hill Mines Ltd.	18,664,631	35,619,856	—	—	—	—	18,664,631	—	—	—	—	(3,859,693)	9,715,120	35,619,856
International Tower Hill Mines Ltd.	6,750,222	22,383,358	—	—	—	—	6,750,222	—	—	—	—	(1,516,775)	3,442,613	22,383,358
International Tower Hill Mines Ltd.	1,666,667	8,833,502	—	—	(296,929)	(1,573,754)	1,369,738	—	—	—	(1,258,002)	1,074,546	712,962	7,259,748
Jaguar Mining Inc.	5,746,159	3,644,952	—	—	(9,600)	(6,090)	5,736,559	—	—	306,568	38,186	(6,915,711)	12,656,796	3,638,862
MAG Silver Corp.	1,432,665	15,000,003	—	—	—	—	1,432,665	—	—	—	—	(4,973,817)	17,485,369	15,000,003
MAG Silver Corp.	1,686,595	20,382,833	94,540	1,457,893	(38,300)	(432,852)	1,742,835	—	—	—	304,945	(6,243,682)	21,210,302	21,407,874
Nickel Creek Platinum Ltd.	14,037,494	2,596,104	—	—	—	—	14,037,494	—	—	—	—	(122,482)	654,327	2,596,104
Nickel Creek Platinum Ltd. Warrant	6,189,601	—	—	—	—	—	6,189,601	—	—	—	—	—	—	—
Nickel Creek Platinum Ltd. Warrant	1,658,293	—	—	—	—	—	1,658,293	—	—	—	—	(15,094)	8,503	—
Nulegacy Gold Corp.	37,852,485	6,682,142	—	—	—	—	37,852,485	—	—	—	—	866,688	1,764,410	6,682,142
NuLegacy Gold Corp. Warrant	4,648,198	—	—	—	—	—	4,648,198	—	—	—	—	—	—	—
Osisko Mining, Inc.	15,384,239	45,113,236	—	—	—	—	15,384,239	—	—	—	—	(9,764,743)	36,572,228	45,113,236
Osisko Mining, Inc. Warrant	932,500	—	—	—	(932,500)	—	—	—	—	—	—	—	—	—
Silvercrest Metals Inc.	4,056,600	23,986,557	—	—	—	—	4,056,600	—	—	—	—	(7,267,013)	24,802,239	23,986,557
Strategic Metals Ltd.	9,886,500	14,175,946	—	—	—	—	9,886,500	—	—	—	—	(738,541)	1,996,962	14,175,946
Tocqueville Bullion Reserve LP - Class G(b)	7,619	13,795,735	—	—	—	—	7,619	—	—	—	—	(13,988)	12,972,620	13,795,735
Victoria Gold Corp.	—	—	2,514,600	29,420,619	—	—	2,514,600	—	—	—	145,596	(9,904,729)	19,515,890	29,420,619
West African Resources Ltd(a)	24,900,000	4,486,034	—	—	—	—	24,900,000	—	—	—	—	(3,116,495)	20,796,549	4,486,034
		$308,950,796		$37,186,192		$(27,761,034)		$—	$—	$306,568	$49,969,497	$(114,233,335)	$224,595,493	$318,375,953

*All affiliates listed are neither majority-owned subsidiaries or other controlled companies.

(a)Security is no longer an affiliated company at June 30, 2022.

(b)Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. John Hathaway is an independent Director of the TBR Cayman entities and is a TBR limited partner.

8. LINE OF CREDIT

The Fund has a $20,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank N.A. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Fund’s assets. The Line has a one-year term and is reviewed annually by the Board. The interest rate as of June 30, 2022 was 4.25%. During the period ended June 30, 2022, the Fund did not borrow on the line of credit. As of June 30, 2022 the Fund did not have any Line balances outstanding.

9. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.888.622.1813 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.888.622.1813 and on the SEC’s website (http://www.sec.gov).

10. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Once filed, the Fund’s Part F on Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1.888.622.1813. You may also obtain copies of Form N-PORT, Part F by sending your request electronically to publicinfo@sec.gov. Quarterly portfolio holdings are also available on the website for Sprott Gold Equity Fund, https://sprott.com/investment-strategies/sprott-gold-equity-fund/.

23 | June 30, 2022

Sprott Gold Equity Fund

Notes to Financial Statements (Unaudited)June 30, 2022

11. SECURITIES LENDING

The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short term securities. The Fund may return a portion of the interest earned to a third party that is unaffiliated with the Fund and acting as a “placing broker.” The Fund receives compensation for lending securities in the form of fees. The Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Fund’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the custodian, acts as the securities lending agent for the Fund. The value of the securities on loan and the cash collateral at June 30, 2022 are shown on the Statements of Assets and Liabilities. Shares of the Mount Vernon Liquid Assets Portfolio LLC were purchased with proceeds from cash collateral received from securities on loan. The following table is a summary of the Fund’s securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of June 30, 2022:

Fund	Value of Securities on Loan	Value of Cash Collateral Received
Sprott Gold Equity Fund	$22,993,078	$24,814,593

Securities loaned are not subject to any master agreements.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The new rule does not impact the Fund’s financial statements.

24 | June 30, 2022

Sprott Gold Equity Fund

Trustees & OfficersJune 30, 2022 (Unaudited)

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
Leslie Barrett, 1965	Trustee	Since April, 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	5	Sprott Focus Trust, Inc.

Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	5	Sprott Focus Trust, Inc.

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	5	Sprott Focus Trust, Inc.

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.	5	Sprott Focus Trust, Inc.

1.The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.Each Trustee serves until resignation, death, retirement or removal.

25 | June 30, 2022

Sprott Gold Equity Fund

Trustees & OfficersJune 30, 2022 (Unaudited)

Interested Trustee and Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010).	4	None.

Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018

Managing Director, Sprott Inc. group of companies since January 2018, General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); General Counsel and Chief Compliance Officer of Sprott Global Resource Investments
Ltd. (since October, 2012).

				N/A	N/A

Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018

Chief Financial Officer of Sprott Asset Management LP (since Dec 2018); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017).

				N/A	N/A

1.The address for each Trustee and Officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.Each Trustee serves until resignation, death, retirement or removal.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1-888-622-1813.

Investment Adviser and Administrator

Sprott Asset Management LP
200 Bay Street, Suite 2600
Toronto, Ontario, Canada M5J 2J1
(855) 943-8099
www.sprott.com

Investment Sub-Adviser

Sprott Asset Management USA, Inc.
500 Fifth Avenue, Suite 3020
New York, NY 10110

Distributor

Sprott Global Resource Investments Ltd.
1910 Palomar Point Way, Suite 200
Carlsbad, CA 92008

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel

Thompson Hine LLP
1919 M Street, N.W., Suite 700
Washington, D.C. 20036

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

UN-SEMIANNUAL-2022

Sprott | ETFs

SGDM SGDJ

Semi-Annual Report

June 30, 2022

Sprott Gold Miners ETF (NYSE Arca: SGDM)
Sprott Junior Gold Miners ETF (NYSE Arca: SGDJ)

Sprott Gold Miners ETF
Performance Overview	June 30, 2022 (Unaudited)

Investment Objective

The Sprott Gold Miners ETF (the “Gold Fund”, NYSE Arca: SGDM) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Gold Miners Custom Factors Total Return Index (ticker symbol: SOLGMCFT, the “Underlying Gold Index”).

Performance Overview

For the six months ended June 30, 2022, the Sprott Gold Miners ETF generated a total return of -10.85%. These results are generally in line with the performance of senior gold mining equities, as measured by the Underlying Gold Index (SOLGMCFT), which declined 9.90%. By comparison, the S&P 500 Total Return Index, a broad equity index measuring the largest publicly traded companies in the U.S., fell by 19.96% over the same period.

For the first half of 2022, the price of gold bullion fell 1.20%, negatively impacting gold miners. Gold bullion had gained 5.92% over Q1 2022 as inflation increased and geopolitical events, including the Russia-Ukraine crisis, substantially increased uncertainty in global markets. In Q2 2022, this gain was entirely reversed as the Federal Reserve (“Fed”) enacted restrictive monetary policy such as hiking the Federal Funds Rate from 0.25% at year-end 2021, to 1.75% as of June 30, 2022. This helped strengthen the U.S. dollar to 20-year highs and played a large part in the significant drawdowns of equities and bonds. That said, gold managed to continue to perform as a store of value, finding support and ending the first half of 2022 at $1,807.

Gold mining equities traded directionally and with greater magnitude to the gold price throughout the period. Gold miners have traditionally benefited from a higher gold price because of their inherent operating leverage. A strengthening gold price helps increase profit margins and free cash flow for gold miners. As a result, in the first quarter of 2022, the Sprott Gold Miners ETF was up 20.60%. However, as the price of gold retreated in Q2 2022, gold mining equities had a more significant drawdown.

In our view, gold mining stocks remain inexpensive relative to gold bullion. Valuations are very low on most standard metrics and further multiple compressions may be limited versus the market. Gold mining companies have benefitted from strong margins, cash flows, healthy balance sheets, better dividends and share buybacks. Gold bullion continues to have a bullish supply and demand setup that we believe will likely continue to support prices, as mine supply and production will likely continue to decline. Also, gold miners may be shielded relative to the rest of the market as higher real interest rates should take a toll on sectors with higher valuations. We believe gold miners represent good value and note that from a seasonality perspective, there has historically been a recovery in the summer (especially after a drawdown).

In the first half of 2022, the largest positive contributors to the Gold Fund’s performance were Yamana Gold Inc., Pretium Resources Inc. and Royal Gold Inc. The largest performance detractors were Wheaton Precious Metals Corp, Torex Gold Resources Inc. and Harmony Gold Mining Company Limited.

Performance^ (as of June 30, 2022)

	6 Months	1 Year	5 Year	Since Inception^^
Sprott Gold Miners ETF - Net Asset Value (“NAV”)	-10.85%	-12.92%	5.22%	0.25%
Sprott Gold Miners ETF - Market Price*	-10.98%	-12.86%	5.23%	0.25%
Solactive Gold Miners Custom Factors Total Return Index**	-9.90%	-12.20%	6.21%	1.12%
S&P 500® Total Return Index	-19.96%	-10.62%	11.31%	10.59%

Total expense ratio before any fee waivers or expense reimbursements (per the Gold Fund’s current prospectus dated April 29, 2022) was 0.49%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Gold Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Gold Fund distributions or the redemption of Gold Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Gold Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Gold Fund shares outstanding. Market Price is the price at which a share can

1 | June 30, 2022

Sprott Gold Miners ETF
Performance Overview	June 30, 2022 (Unaudited)

currently be traded in the stock market. Information detailing the number of days the Market Price of the Gold Fund was greater than the Gold Fund’s NAV and the number of days it was less than the Gold Fund’s NAV can be obtained at www.sprottetfs.com.

^	The Sprott Gold Miners ETF was reorganized on or about July 19, 2019 (“Reorganization Date”) from Sprott Gold Miners ETF (“Gold Predecessor Fund”), then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. The Gold Fund is a continuation of the Gold Predecessor Fund and, therefore, the performance information presents the performance of the Gold Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.
^^	The Gold Predecessor Fund’s Commencement date was July 15, 2014.
*	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.
**	From the Gold Fund’s inception to July 19, 2019, the Gold Fund’s objective was to track the Sprott Zacks Gold Miners Total Return Index (“predecessor index”) and since that date the Gold Fund has been seeking to track the Solactive Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Gold Miners Custom Factors Total Return Index.

Sprott Zacks Gold Miners Total Return Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stock is listed on a major U.S. exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

Solactive Gold Miners Custom Factors Total Return Index was created by Solactive AG to provide a means of generally tracking the performance of gold companies whose common stocks or American Depository Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ. As of December 31, 2021, the Underlying Gold Index consisted of 34 securities.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Gold Fund is concentrated in the gold and silver mining industry. As a result, the Gold Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Gold Fund’s share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Gold Fund’s shares are not individually redeemable. Investors buy and sell shares of the Gold Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Gold Fund, typically in blocks of 50,000 shares.

The Sprott Gold Miners ETF is not suitable for all investors. Investments in the Gold Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Gold Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

2 | June 30, 2022

Sprott Gold Miners ETF
Performance Overview	June 30, 2022 (Unaudited)

Top 10 Holdings^ (as of June 30, 2022)

Newmont Corp.	11.38%
Barrick Gold Corp.	11.05%
Franco-Nevada Corp.	9.48%
Agnico Eagle Mines, Ltd.	8.00%
Wheaton Precious Metals Corp.	6.75%
Royal Gold, Inc.	4.22%
Endeavour Mining PLC	4.16%
K92 Mining, Inc.	4.16%
Wesdome Gold Mines, Ltd.	4.11%
Yamana Gold, Inc.	4.05%
Total % of Top 10 Holdings	67.36%

Country Allocation^ (as of June 30, 2022)

Canada	70.04%
United States	20.21%
South Africa	5.08%
Great Britain	4.18%
Australia	0.49%
Total	100.00%

^	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of June 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Gold Fund, and the Performance of the Underlying Gold Index, and S&P 500

The chart above compares historical performance of a hypothetical investment of $10,000 in the Gold Fund since inception with the performance of the Underlying Gold Index and S&P 500. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Gold Fund shares.

*	From the Gold Fund’s inception to July 19, 2019, the Gold Fund’s objective was to track the Sprott Zacks Gold Miners Total Return Index (“predecessor index”) and since that date the Gold Fund has been seeking to track the Solactive Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Gold Miners Custom Factors Total Return Index.

3 | June 30, 2022

Sprott Junior Gold Miners ETF
Performance Overview	June 30, 2022 (Unaudited)

Investment Objective

The Sprott Junior Gold Miners ETF (the “Junior Fund”, NYSE Arca: SGDJ) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Junior Gold Miners Custom Factors Total Return Index (ticker symbol: SOLJGMFT, the “Junior Underlying Gold Index”).

Performance Overview

For the six months ended June 30, 2022, the Sprott Junior Gold Miners ETF generated a total return of -30.57%. These results generally align with the performance of junior gold mining equities, as measured by the Junior Underlying Gold Index (SOLJGMFT), which declined 30.20%. By comparison, the S&P 500 Total Return Index, a broad equity index measuring the largest publicly traded companies in the U.S., fell by 19.96% over the same period.

For the first half of 2022, the price of gold bullion fell 1.20%, negatively impacting gold miners. Gold bullion had gained 5.92% over Q1 2022 as inflation increased and geopolitical events, including the Russia-Ukraine crisis, substantially increased uncertainty in global markets. In Q2 2022, this gain was entirely reversed as the Federal Reserve (“Fed”) enacted restrictive monetary policy such as hiking the Federal Funds Rate from 0.25% at year-end 2021, to 1.75% as of June 30, 2022. This helped strengthen the U.S. dollar to 20-year highs and played a large part in the significant drawdowns of equities and bonds. That said, gold managed to continue to perform as a store of value, finding support and ending the first half of 2022 at $1,807.

Junior gold mining equities traded directionally and with greater magnitude to the gold price throughout the period. Gold miners benefit from a higher gold price because of their inherent operating leverage. A strengthening gold price helps increase profit margins and free cash flow for gold miners. As a result, in the first quarter of 2022, the Sprott Junior Gold Miners ETF was up 6.66%. However, as the price of gold retreated in Q2 2022, junior gold mining equities had a more significant drawdown.

In our view, gold mining stocks remain inexpensive relative to gold bullion. Valuations are very low on most standard metrics and further multiple compressions may be limited versus the market. Gold mining companies have benefitted from strong margins, cash flows, healthy balance sheets, better dividends and share buybacks. Gold bullion continues to have a bullish supply and demand setup that we believe will likely continue to support prices, as mine supply and production will likely continue to decline. Also, gold miners may be shielded relative to the rest of the market as higher real interest rates should take a toll on sectors with higher valuations. We believe gold miners represent good value and note that from a seasonality perspective, there has historically been a recovery in the summer (especially after a drawdown).

In the first half of 2022, the largest positive contributors to the Junior Fund’s performance were K92 Mining Inc., Pan African Resources PLC and Red 5 Limited. The largest performance detractors were Petropavlovsk PLC, Westgold Resources Limited and Ramelius Resources Limited.

Performance^ (as of June 30, 2022)

	6 Months	1 Year	5 Year	Since Inception^^
Sprott Junior Gold Miners ETF - Net Asset Value (“NAV”)	-30.57%	-33.93%	-2.24%	3.25%
Sprott Junior Gold Miners ETF - Market Price*	-31.38%	-34.93%	-2.36%	3.16%
Solactive Junior Gold Miners Custom Factors Total Return Index**	-30.20%	-33.70%	-1.31%	4.23%
S&P 500® Total Return Index	-19.96%	-10.62%	11.31%	10.64%

Total expense ratio before any fee waivers or expense reimbursements (per the Junior Fund’s current prospectus dated April 29, 2022) was 0.61%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Junior Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Junior Fund distributions or the redemption of Junior Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

4 | June 30, 2022

Sprott Junior Gold Miners ETF
Performance Overview	June 30, 2022 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Junior Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Junior Fund shares outstanding. Market Price is the price at which a share can currently be traded in the stock market. Information detailing the number of days the Market Price of the Junior Fund was greater than the Junior Fund’s NAV and the number of days it was less than the Junior Fund’s NAV can be obtained at www.sprottetfs.com.

^	The Sprott Junior Gold Miners ETF was reorganized on or about July 19, 2019 (“Reorganization Date”) from Sprott Junior Gold Miners ETF (“Junior Predecessor Fund”), then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. The Junior Fund is a continuation of the Junior Predecessor Fund and, therefore, the performance information presents the performance of the Junior Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.
^^	The Junior Predecessor Fund’s Commencement date was March 31, 2015.
*	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.
**	From the Junior Fund’s inception to July 19, 2019, the Junior Fund’s objective was to track the Sprott Zacks Junior Gold Miners Total Return Index (“predecessor index”) and since that date the Junior Fund has been seeking to track the Solactive Junior Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Junior Gold Miners Custom Factors Total Return Index.

Sprott Zacks Junior Gold Miners Total Return Index is comprised of between 30 to 40 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stocks are listed on a major U.S. or Canadian exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

Solactive Junior Gold Miners Custom Factors Total Return Index was created by Solactive AG to provide a means of generally tracking the performance of “junior” gold companies whose common stock or American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold. Most of these companies are in the development and exploration phase and are on the lookout for land with a higher chance for uncovering large mineral deposits. As of December 31, 2021, the Junior Underlying Index consisted of 39 securities.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Junior Fund is concentrated in the gold and silver mining industry. As a result, the Junior Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Junior Fund’s share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable. These companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Junior Fund’s shares are not individually redeemable. Investors buy and sell shares of the Junior Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Junior Fund, typically in blocks of 50,000 shares.

The Sprott Junior Gold Miners ETF is not suitable for all investors. Investments in the Junior Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Junior Gold Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

5 | June 30, 2022

Sprott Junior Gold Miners ETF
Performance Overview	June 30, 2022 (Unaudited)

Top 10 Holdings^ (as of June 30, 2022)

Lundin Gold, Inc.	6.46%
Koza Altin Isletmeleri AS	6.16%
Perseus Mining, Ltd.	6.05%
OceanaGold Corp.	5.75%
Wesdome Gold Mines, Ltd.	5.56%
Equinox Gold Corp.	5.34%
West African Resources, Ltd.	4.91%
Seabridge Gold, Inc.	4.83%
SolGold PLC	4.81%
Pan African Resources PLC	4.28%
Total % of Top 10 Holdings	54.15%

Country Allocation^ (as of June 30, 2022)

Australia	43.34%
Canada	40.81%
Turkey	6.18%
Great Britain	4.63%
Peru	4.13%
United States	0.51%
Jersey	0.40%
Total	100.00%

^	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of June 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Junior Fund, and the Performance of the Junior Underlying Index, and S&P 500

The chart above compares historical performance of a hypothetical investment of $10,000 in the Junior Fund since inception with the performance of the Junior Underlying Index and the S&P 500. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Junior Fund distributions or the redemption of Junior Fund shares.

*	From the Junior Fund’s inception to July 19, 2019, the Fund’s objective was to track the Sprott Zacks Junior Gold Miners Total Return Index (“predecessor index”) and since that date the Junior Fund has been seeking to track the Solactive Junior Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Junior Gold Miners Custom Factors Total Return Index.

6 | June 30, 2022

Sprott ETFs

Disclosure of Fund Expenses	June 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through June 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expense Ratio(a)	Expenses Paid During Period 1/1/22 - 6/30/22(b)
Sprott Gold Miners ETF
Actual	$1,000.00	$891.50	0.50%	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Sprott Junior Gold Miners ETF
Actual	$1,000.00	$694.30	0.50%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

(a)	Annualized, based on the applicable Fund’s most recent fiscal half year expenses.

(b)	Expenses are equal to the applicable Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

7 | June 30, 2022

Sprott Gold Miners ETF

Schedule of Investments	June 30, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.70%)
Gold Mining (99.24%)
Agnico Eagle Mines, Ltd.	382,828	$17,523,482
Alamos Gold, Inc., Class A	159,462	1,118,662
AngloGold Ashanti, Ltd., Sponsored ADR	66,844	988,623
B2Gold Corp.	2,417,161	8,187,400
Barrick Gold Corp.	1,368,460	24,196,822
Centerra Gold, Inc.	1,189,628	8,068,251
Coeur Mining, Inc.(a)	225,840	686,554
Dundee Precious Metals, Inc.	1,586,527	7,900,589
Eldorado Gold Corp.(a)	142,027	905,874
Endeavour Mining PLC(b)	440,418	9,111,507
Equinox Gold Corp.(a)(b)	205,818	917,802
Franco-Nevada Corp.	157,786	20,755,380
Gold Fields, Ltd., Sponsored ADR(b)	158,180	1,442,602
Harmony Gold Mining Co., Ltd., Sponsored ADR	2,765,264	8,655,276
IAMGOLD Corp.(a)(b)	384,987	619,114
K92 Mining, Inc.(a)	1,508,528	9,106,015
Kinross Gold Corp.	268,343	954,794
New Gold, Inc.(a)(b)	547,768	583,003
Newmont Corp.	417,551	24,915,268
Novagold Resources, Inc.(a)	210,889	1,007,588
OceanaGold Corp.(a)	560,905	1,076,317
Osisko Gold Royalties, Ltd.	105,929	1,068,178
Osisko Mining, Inc.(a)	280,930	667,842
Royal Gold, Inc.	86,630	9,250,351
Sandstorm Gold, Ltd.	1,491,020	8,849,746
Seabridge Gold, Inc.(a)	63,993	792,952
SSR Mining, Inc.	493,606	8,244,662
Torex Gold Resources, Inc.(a)(b)	902,231	6,967,197
Wesdome Gold Mines, Ltd.(a)	1,038,154	8,992,711
Wheaton Precious Metals Corp.	409,937	14,770,726
Yamana Gold, Inc.	1,907,874	8,878,314
Total Gold Mining		217,203,602

Silver Mining (0.46%)
Hecla Mining Co.	258,218	1,012,215

TOTAL COMMON STOCKS
(Cost $229,575,948)		218,215,817
7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (3.79%)
Money Market Fund (0.32%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $696,621)	0.25%	696,621	$696,621

Investments Purchased with Collateral from Securities Loaned (3.47%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%
(Cost $7,595,802)		7,595,802	7,595,802
TOTAL SHORT TERM INVESTMENTS
(Cost $8,292,423)			8,292,423

TOTAL INVESTMENTS (103.49%)
(Cost $237,868,371)			$226,508,240
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.49%)			(7,637,150)
NET ASSETS - 100.00%			$218,871,090

(a)	Non-income producing security.

(b)	As of June 30, 2022, the security, or a portion of the security position was on loan. As of June 30, 2022, the total market value of securities on loan was $14,266,413. The loaned securities were secured with cash collateral of $7,595,802 and non-cash collateral with the value of $7,598,409. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

See Notes to Financial Statements.

8 | June 30, 2022

Sprott Junior Gold Miners ETF

Schedule of Investments	June 30, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.93%)
Diversified Metals & Mining (8.16%)
Aurelia Metals, Ltd.(a)	13,422,803	$2,362,599
Leo Lithium, Ltd.(a)	4,662,650	1,786,209
Mincor Resources NL(a)	2,501,938	2,884,029
Total Diversified Metals & Mining		7,032,837

Gold Mining (87.93%)
Argonaut Gold, Inc.(a)(b)	368,786	128,926
Bellevue Gold, Ltd.(a)(b)	6,623,521	2,926,008
Capricorn Metals, Ltd.(a)	153,335	331,278
Centamin PLC	364,172	348,084
Coeur Mining, Inc.(a)	103,351	314,187
De Grey Mining, Ltd.(a)	528,957	293,916
Dundee Precious Metals, Inc.	62,684	312,154
Eldorado Gold Corp.(a)	44,921	286,514
Equinox Gold Corp.(a)	1,034,700	4,614,029
Firefinch, Ltd.(a)(b)	6,527,711	901,151
Gold Road Resources, Ltd.	424,339	330,977
Greatland Gold PLC(a)(b)	2,580,627	292,150
Hochschild Mining PLC	3,025,668	3,554,236
K92 Mining, Inc.(a)(b)	57,616	347,791
Karora Resources, Inc.(a)	97,600	251,734
Koza Altin Isletmeleri AS	522,729	5,323,983
Lundin Gold, Inc.(a)(b)	777,100	5,578,312
McEwen Mining, Inc.(a)	6,063,468	2,663,075
New Gold, Inc.(a)(b)	282,026	300,168
Novagold Resources, Inc.(a)	166,700	801,827
OceanaGold Corp.(a)(b)	2,588,942	4,967,905
Orla Mining, Ltd.(a)(b)	90,271	246,857
Osisko Mining, Inc.(a)(b)	1,546,066	3,675,390
Pan African Resources PLC	14,622,359	3,693,459
Perseus Mining, Ltd.	4,777,348	5,226,641
Ramelius Resources, Ltd.	4,637,021	2,784,613
Red 5, Ltd.(a)	1,514,004	261,260
Regis Resources, Ltd.(b)	286,593	257,167
Sabina Gold & Silver Corp.(a)	409,613	337,313
Seabridge Gold, Inc.(a)	335,422	4,169,295
Silver Lake Resources, Ltd.(a)	366,219	305,867
Skeena Resources, Ltd.(a)	45,662	241,222
SolGold PLC(a)(b)	11,683,191	4,152,810
St Barbara, Ltd.	460,086	238,181
Torex Gold Resources, Inc.(a)(b)	36,702	283,420
Victoria Gold Corp.(a)(b)	376,732	2,923,829
Wesdome Gold Mines, Ltd.(a)(b)	554,852	4,806,246
West African Resources, Ltd.(a)	5,078,202	4,241,328
Westgold Resources, Ltd.	3,751,855	3,068,817
Total Gold Mining		75,782,120

Silver Mining (3.84%)
Endeavour Silver Corp.(a)(b)	1,055,900	3,314,043

TOTAL COMMON STOCKS
(Cost $111,815,153)		86,129,000
Security Description		Shares	Value
RIGHTS (0.00%)
Kinross Gold Corp. - CVR (Expiring 12/31/2049), Strike Price CAD $0.01(c)		233,341	–

TOTAL RIGHTS
(Cost $–)			–

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (6.17%)
Money Market Fund (0.28%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $244,384)	0.25%	244,384	$244,384

Investments Purchased with Collateral from Securities Loaned (5.89%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%
(Cost $5,075,908)		5,075,908	5,075,908
TOTAL SHORT TERM INVESTMENTS
(Cost $5,320,292)			5,320,292

TOTAL INVESTMENTS (106.10%)
(Cost $117,135,445)			$91,449,292
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.10%)			(5,261,190)
NET ASSETS - 100.00%			$86,188,102

(a)	Non-income producing security.

(b)	As of June 30, 2022, the security, or a portion of the security position was on loan. As of June 30, 2022, the total market value of securities on loan was $5,570,876. The loaned securities were secured with cash collateral of $5,075,908 and non-cash collateral with the value of $1,236,679. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

See Notes to Financial Statements.

9 | June 30, 2022

Sprott ETFs
Statements of Assets and Liabilities	June 30, 2022 (Unaudited)

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
ASSETS:
Investments, at value	$226,508,240	$91,449,292
Dividends and reclaim receivable	214,661	7,390
Prepaid expenses and other assets	3,775	11,170
Total Assets	226,726,676	91,467,852

LIABILITIES:
Payable to adviser	58,813	8,346
Payable for collateral upon return of securities loaned	7,595,802	5,075,908
Administration fees payable	47,987	39,921
Professional fees payable	15,519	13,830
Transfer agent fees payable	11,193	11,193
Accrued expenses and other liabilities	126,272	130,552
Total Liabilities	7,855,586	5,279,750
NET ASSETS	$218,871,090	$86,188,102

NET ASSETS CONSIST OF:
Paid-in capital	$301,471,611	$160,226,997
Total distributable earnings	(82,600,521)	(74,038,895)
NET ASSETS	$218,871,090	$86,188,102

INVESTMENTS, AT COST	$237,868,371	$117,135,445

PRICING OF SHARES
Net Assets	$218,871,090	$86,188,102
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,000,000	3,050,000
Net Asset Value, offering and redemption price per share	$24.32	$28.26

See Notes to Financial Statements.

10 | June 30, 2022

Sprott ETFs
Statements of Operations	For the Six Months Ended June 30, 2022 (Unaudited)

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
INVESTMENT INCOME:
Dividends(a)	$2,159,231	$271,961
Securities lending income	12,506	17,937
Total Investment Income	2,171,737	289,898

EXPENSES:
Investment adviser fees (See Note 3)	451,979	207,678
Administration fees	97,872	87,882
Trustee fees	5,254	2,492
Compliance fees	4,690	3,119
Legal fees	—	1,747
Audit fees	9,761	9,761
Transfer agent fees	2,943	2,943
Other fees and expenses	65,524	66,690
Total Expenses before waiver/reimbursement	638,023	382,312
Less fee waiver/reimbursement by investment adviser (See Note 3)	(11,446)	(85,619)
Expense recoupment of previously waived fees (See Note 3)	19,761	—
Net Expense	646,338	296,693
NET INVESTMENT INCOME/(LOSS)	1,525,399	(6,795)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	7,325,827	(20,438,020)
Net realized gain/(loss) on foreign currency transactions	(80,435)	(30,214)
Net realized gain/(loss)	7,245,392	(20,468,234)
Net change in unrealized appreciation/(depreciation) on investments	(37,216,130)	(17,464,220)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,784)	(135)
Net change in unrealized appreciation/(depreciation)	(37,218,914)	(17,464,355)
NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS	(29,973,522)	(37,932,589)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,448,123)	$(37,939,384)

(a)	Net of foreign tax withholding in the amounts of $240,387 and $9,884, respectively.

See Notes to Financial Statements.

11 | June 30, 2022

Sprott Gold Miners ETF

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
OPERATIONS:
Net investment income/(loss)	$1,525,399	$2,847,718
Net realized gain/(loss)	7,245,392	(4,548,695)
Net change in unrealized appreciation/(depreciation)	(37,218,914)	(22,042,434)
Net increase/(decrease) in net assets resulting from operations	(28,448,123)	(23,743,411)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	—	(3,066,167)
Total distributions	—	(3,066,167)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	19,870,257	8,448,105
Cost of shares redeemed	(4,465,003)	(8,958,387)
Net increase/(decrease) from capital share transactions	15,405,254	(510,282)
Net increase/(decrease) in net assets	(13,042,869)	(27,319,860)

NET ASSETS:
Beginning of period	231,913,959	259,233,819
End of period	$218,871,090	$231,913,959

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,500,000	8,500,000
Shares sold	650,000	300,000
Shares redeemed	(150,000)	(300,000)
Shares outstanding, end of period	9,000,000	8,500,000

See Notes to Financial Statements.

12 | June 30, 2022

Sprott Junior Gold Miners ETF

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
OPERATIONS:
Net investment income/(loss)	$(6,795)	$1,210,797
Net realized gain/(loss)	(20,468,234)	9,983,179
Net change in unrealized appreciation/(depreciation)	(17,464,355)	(32,195,168)
Net increase/(decrease) in net assets resulting from operations	(37,939,384)	(21,001,192)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	—	(2,712,420)
Total distributions	—	(2,712,420)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	—	80,190,762
Cost of shares redeemed	—	(55,608,011)
Net increase/(decrease) from capital share transactions	—	24,582,751
Net increase/(decrease) in net assets	(37,939,384)	869,139

NET ASSETS:
Beginning of period	124,127,486	123,258,347
End of period	$86,188,102	$124,127,486

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,050,000	2,500,000
Shares sold	—	1,700,000
Shares redeemed	—	(1,150,000)
Shares outstanding, end of period	3,050,000	3,050,000

See Notes to Financial Statements.

13 | June 30, 2022

Sprott Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021	For the Period December 1, 2020 to December 31, 2020(a)		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018(b)	For the Year Ended November 30, 2017(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$27.28		$30.50	$29.57		$23.37	$15.26	$19.82	$19.15

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (c)	0.17		0.33	0.03		0.07	0.02	0.07	0.04
Net realized and unrealized gain/(loss)	(3.13)		(3.19)	0.99		6.19	8.18	(4.51)	0.63
Total from investment operations	(2.96)		(2.86)	1.02		6.26	8.20	(4.44)	0.67

DISTRIBUTIONS:
From net investment income	—		(0.36)	(0.09)		(0.06)	(0.09)	(0.12)	(0.00	)(d)
Total distributions	—		(0.36)	(0.09)		(0.06)	(0.09)	(0.12)	(0.00	)(d)

Net increase/(decrease) in net asset value	(2.96)		(3.22)	0.93		6.20	8.11	(4.56)	0.67
NET ASSET VALUE, END OF PERIOD	$24.32		$27.28	$30.50		$29.57	$23.37	$15.26	$19.82
TOTAL RETURN(e)	(10.85)%		(9.33)%	3.46%		26.85%	53.91%	(22.56)%	3.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$218,871		$231,914	$259,234		$251,376	$177,647	$123,576	$164,545

Ratio of expenses including waiver/reimbursement recoupment to average net assets(f)	0.50	%(g)	0.50%	0.50	%(g)	0.50%	0.54%	N/A	N/A
Ratio of expenses excluding waiver/reimbursement recoupment to average net assets	0.49	%(g)	0.49%	0.58	%(g)	0.52%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.18	%(g)	1.18%	1.28	%(g)	0.24%	0.09%	0.39%	0.21%
Portfolio turnover rate(h)	39%		66%	—%		95%	112%	82%	101%

(a)	With the approval of the Board effective December 31, 2020, the Fund’s fiscal year end was changed from November 30 to December 31.

(b)	These financials have been audited by the Predecessor Fund’s independent registered public accounting firm.

(c)	Based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(f)	Prior to July 19, 2019, the prior adviser paid certain Fund expenses via a unitary fee arrangement; no fees or expenses were waived.

(g)	Annualized.

(h)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

14 | June 30, 2022

Sprott Junior Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021	For the Period December 1, 2020 to December 31, 2020(a)		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018(b)	For the Year Ended November 30, 2017(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$40.70		$49.30	$45.27		$30.28	$21.63	$31.48	$33.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (c)	(0.00	)(d)	0.42	(0.00	)(d)	(0.04)	0.06	(0.06)	(0.09)
Net realized and unrealized gain/(loss)	(12.44)		(8.12)	5.00		15.25	8.59	(9.74)	(0.87)
Total from investment operations	(12.44)		(7.70)	5.00		15.21	8.65	(9.80)	(0.96)

DISTRIBUTIONS:
From net investment income	—		(0.90)	(0.97)		(0.22)	—	(0.05)	(0.56)
Total distributions	—		(0.90)	(0.97)		(0.22)	—	(0.05)	(0.56)

Net increase/(decrease) in net asset value	(12.44)		(8.60)	4.03		14.99	8.65	(9.85)	(1.52)
NET ASSET VALUE, END OF PERIOD	$28.26		$40.70	$49.30		$45.27	$30.28	$21.63	$31.48
TOTAL RETURN(e)	(30.57)%		(15.56)%	11.11%		50.56%	39.99%	(31.19)%	(2.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$86,188		$124,127	$123,258		$106,383	$52,994	$36,776	$149,550

Ratio of expenses including waiver/reimbursement to average net assets(f)	0.50	%(g)	0.50%	0.50	%(g)	0.50%	0.54%	N/A	N/A
Ratio of expenses excluding waiver/reimbursement to average net assets	0.64	%(g)	0.61%	0.75	%(g)	0.76%	0.71%	0.57%	0.57%
Ratio of net investment income/(loss) to average net assets	(0.01	)%(g)	0.96%	(0.07	)%(g)	(0.10)%	0.22%	(0.22)%	(0.26)%
Portfolio turnover rate(h)	57%		66%	—%		157%	127%	37%	74%

(a)	With the approval of the Board effective December 31, 2020, the Fund’s fiscal year end was changed from November 30 to December 31.

(b)	These financials have been audited by the Predecessor Fund’s independent registered public accounting firm.

(c)	Based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(f)	Prior to July 19, 2019, the prior adviser paid certain Fund expenses via a unitary fee arrangement; no fees or expenses were waived.

(g)	Annualized.

(h)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

15 | June 30, 2022

Sprott ETFs

Notes to Financial Statements	June 30, 2022 (Unaudited)

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of June 30, 2022, the Trust consisted of three separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF (each a “Fund” and collectively, the “Funds”). The Funds are non-diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds reorganized effective as of the close of business on July 19, 2019, from each Fund’s respective Predecessor Fund. Each Predecessor Fund was a separate series of ALPS ETF Trust.

The investment objective of the Sprott Gold Miners ETF is to seek investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Gold Miners Custom Factors Total Return Index (ticker symbol SOLGMCFT, the “Underlying Gold Index”). The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the Sprott Junior Gold Miners ETF is to seek investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Junior Gold Miners Custom Factors Total Return Index (ticker symbol SOLJGMFT, the “Underlying Junior Gold Index”). The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Junior Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds offer and issue Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consists of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors that are Authorized Participants may purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on share transactions in the secondary market will be based on negotiated commission rates at customary levels.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 and Accounting Standards Update 2013-08.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of a Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as

16 | June 30, 2022

Sprott ETFs

Notes to Financial Statements	June 30, 2022 (Unaudited)

of which such value is being determined at the close of the exchange representing the principal market for such securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Investments in open-end mutual funds such as money market funds are valued at the closing NAV.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the oversight of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

17 | June 30, 2022

Sprott ETFs

Notes to Financial Statements	June 30, 2022 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments at June 30, 2022:

Sprott Gold Miners ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$218,215,817	$—	$—	$218,215,817
Short Term Investments	8,292,423	—	—	8,292,423
Total	$226,508,240	$—	$—	$226,508,240

Sprott Junior Gold Miners ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$85,227,849	$901,151	$—	$86,129,000
Rights*	—	—	—	—
Short Term Investments	5,320,292	—	—	5,320,292
Total	$90,548,141	$901,151	$—	$91,449,292

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value.

Sprott Junior Gold Miners ETF
Balance as of December 31, 2021	$—
Purchases	520,821
Sales Proceeds	(515,761)
Realized Gain/(Loss)	(5,060)
Change in Unrealized Appreciation/(Depreciation)	—
Transfer into Level 3	—
Transfer out of Level 3	—
Balance as of June 30, 2022	$—
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2022	$—

C. Gold and Silver Mining Industry Risk

The Funds are sensitive to changes in, and their performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Funds’ returns. The gold, silver and other precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

D. Foreign Investment Risk

The Funds’ investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Funds’ investments or prevent the Funds from realizing the full value of their investments. Emerging market countries may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging market countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Funds’ underlying securities trade in a market that is closed when the market in which the Funds’ shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Funds’ domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Funds’ shares and the underlying value of those shares

18 | June 30, 2022

Sprott ETFs

Notes to Financial Statements	June 30, 2022 (Unaudited)

E. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments in the Statement of Operations, when applicable.

F. Concentration Risk

Each Fund seeks to track its respective Underlying Index, which itself is generally concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in a Fund.

G. Market Disruption Risk

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Funds’ securities or other assets. Such impacts may adversely affect the performance of the Funds.

H. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

I. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

J. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of June 30, 2022.

As of June 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Sprott Gold Miners	Sprott Junior Gold
	ETF	Miners ETF
Gross appreciation (excess of value over tax cost)	$18,025,756	$2,694,554
Gross depreciation (excess of tax cost over value)	(29,708,204)	(28,840,925)
Net unrealized appreciation (depreciation)	(11,682,448)	(26,146,371)
Cost of investments for income tax purposes	$237,494,068	$117,595,663

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses from wash sales.

K. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended June 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Funds have incorporated no uncertain tax positions that require a provision for income taxes.

19 | June 30, 2022

Sprott ETFs

Notes to Financial Statements	June 30, 2022 (Unaudited)

L. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. The Funds may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund, Sprott Asset Management LP (the “Adviser”), or ALPS Advisors, Inc. (the “Sub-Adviser”) specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and by cash equivalents (including irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower). The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by each Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of June 30, 2022:

Fund	Market Value of	Cash Collateral	Non-Cash Collateral	Total Collateral
	Securities on Loan	Received	Received	Received
Sprott Gold Miners ETF	$14,266,413	$7,595,802	$7,598,409	$15,194,211
Sprott Junior Gold Miners ETF	5,570,876	5,075,908	1,236,679	6,312,587

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2022:

Sprott Gold Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$7,595,802	$—	$—	$—	$7,595,802
Total Borrowings					7,595,802
Gross amount of recognized liabilities for securities lending (collateral received)					7,595,802

Sprott Junior Gold Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$5,075,908	$—	$—	$—	$5,075,908
Total Borrowings					5,075,908
Gross amount of recognized liabilities for securities lending (collateral received)					5,075,908

20 | June 30, 2022

Sprott ETFs

Notes to Financial Statements	June 30, 2022 (Unaudited)

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

The Adviser serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund	Advisory Fee
Sprott Gold Miners ETF	0.35%
Sprott Junior Gold Miners ETF	0.35%

The Sub-Adviser serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Adviser and the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million-$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by the Sub-Adviser for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.

**	Annual rate stated as a percentage of the average daily net assets of the Funds

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of each Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Funds. The Adviser has contractually agreed to waive the management fee, and/or reimburse expenses so that total annual Funds’ operating expenses after fee waiver/expense reimbursements (not including distribution (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.50% of the shares average daily net assets through April 30, 2023. The Adviser will be permitted to recover expenses it has borne to the extent that the Funds expenses in later periods fall below the annual rates set forth in the expense agreement. The Funds’ fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Funds’ expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the particular date in which the fees and expenses was deferred. This expense agreement may only be terminated during the period by the Board of Trustees of Sprott Funds Trust.

For the six months ended June 30, 2022, the fees waived and recoupment of previously waived fees were as follows:

	Fees waived by Advisor	Expense Recoupment of Previously Waived Fees
Sprott Gold Miners ETF	$(11,446)	$19,761
Sprott Junior Gold Miners ETF	(85,619)	—

As of June 30, 2022, the balance of recoupable expenses for the Funds were as follows:

	Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025
Sprott Gold Miners ETF	$69,733	$4,105	$11,446
Sprott Junior Gold Miners ETF	217,170	134,456	85,619

The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), and one of whom is an interested person. Each current Independent Trustee is paid an annual retainer of $20,000 for his or her services as a Board member to the Trust and another trust in the fund complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

21 | June 30, 2022

Sprott ETFs

Notes to Financial Statements	June 30, 2022 (Unaudited)

4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$98,276,232	$96,802,741
Sprott Junior Gold Miners ETF	66,657,777	66,847,054

For the six months ended June 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$19,482,040	$4,465,330

For the six months ended June 30, 2022, the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF, had in-kind net realized gains/(losses) of $1,507,811 and $0, respectively.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted for the equivalent value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

Each Fund may engage in cross trades between other funds in the Trust pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board has adopted procedures that apply to transactions between the funds of the Trust pursuant to Rule 17a-7. It has been reported to the Board that these transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the six months ended June 30, 2022 were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Sprott Gold Miners ETF	$8,072,665	$—	$—
Sprott Junior Gold Miners ETF	—	8,072,665	999,974

7. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The new rule does not impact the Fund’s financial statements.

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between June 30, 2022 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

22 | June 30, 2022

Sprott ETFs

Additional Information	June 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 888.622.1813.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC as an exhibit to its report on Form N-PORT. Form N-PORT reports for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-PORT reports will be available without charge, upon request, by calling (toll-free) 888.622.1813.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the Funds designated the following for the calendar year ended December 31, 2021:

	Foreign Taxes Paid	Foreign Source Income
Sprott Gold Miners ETF	$358,844	$3,084,876
Sprott Junior Gold Miners ETF	$15,471	$1,858,961

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2021:

	QDI	DRD
Sprott Gold Miners ETF	100.00%	36.27%
Sprott Junior Gold Miners ETF	55.43%	0.00%

LICENSING AGREEMENTS

Solactive AG (“Solactive”) has entered into a license agreement with the Adviser. Solactive is the Index Provider for Funds. Solactive is not affiliated with the Trust, the Adviser, or the Distributor.

The following disclosure relates to Solactive and the Adviser:

The Funds are not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trade mark or the index price at any time or in any other respect. The Index is calculated and published by Solactive. Solactive uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Funds, Solactive has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the Index by Solactive nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Funds constitutes a recommendation by Solactive to invest capital in the Funds nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in these Funds.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

23 | June 30, 2022

Sprott ETFs

Trustees & Officers	June 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Leslie Barrett, 1965	Trustee	Since April, 2022	Senior software engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	5	Sprott Focus Trust, Inc.
Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	5	Sprott Focus Trust, Inc.
Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	5	Sprott Focus Trust, Inc.
James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014.	5	Sprott Focus Trust, Inc.

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

24 | June 30, 2022

Sprott ETFs

Trustees & Officers	June 30, 2022 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, LP. (Since 2010)	4	None
Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018	Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).	N/A	N/A
Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018	Chief Financial Officer of Sprott Asset Management LP (since Dec 2018); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017).	N/A	N/A

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge at www.sprottetfs.com, or upon request by calling the Fund toll free at 1-888-622-1813.

25 | June 30, 2022

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

1

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sprott Funds Trust

By (Signature and Title)*	/s/ John A. Ciampaglia
John A. Ciampaglia, President

Date	August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/John A. Ciampaglia
John A. Ciampaglia, President

Date	August 29, 2022

By (Signature and Title)*	/s/ Varinder Bhathal
Varinder Bhathal, Treasurer

Date	August 29, 2022

* Print the name and title of each signing officer under his or her signature.

3